EXHIBIT 23.1

                             CONSENT OF COUNSEL

        We hereby consent to the reference to us in the Prospectus constituting part of this Pre-Effective Amendment No. 1 to this Form S-3 Registration Statement for ETRAVNET.COM, Inc. under the caption "Legal Matters".




                                                  /s/DUNCAN, BLUM AND ASSOCIATES
Bethesda, Maryland
December 13, 2000